EXHIBIT 10.121

2

                                 AMENDMENT NO. 6
                                       TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     This Amendment No. 6 dated as of April 24, 2000 (the "Agreement") to Limited Partnership of Glimcher Properties Limited Partnership (the "Partnership") dated as of November 30, 1993 (the "Partnership Agreement") by and among Glimcher Properties Corporation (the "General Partner"), a Delaware corporation, Glimcher Realty Trust (the "Trust"), a Maryland real estate investment trust, and the Persons who have executed the counterpart execution pages annexed hereto (together with the Trust, "Limited Partners") (the General Partner and Limited Partners being each a "Partner" and collectively; the "Partners").

     WHEREAS, the Partnership was duly organized on September 9, 1993 under the Delaware Revised Limited Partnership Act; and

     WHEREAS, the Partners of the Partnership have entered into the Partnership Agreement, and

     WHEREAS, the Partners desire to amend the Partnership Agreement as hereinafter set forth above.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

     1. Definitions. Defined terms not defined herein shall have the meaning given to them in the Partnership Agreement.

     2. Shopping Center Project. The definition of the term "Shopping Center Project" shall be modified to read as follows:

          "Shopping Center Project" shall mean any shopping center, including construction and improvement activities undertaken with respect thereto and off-site improvements, on-site improvements, structures, buildings and/or related parking and other facilities, exclusive of any improvements, structures, buildings and/or related parking and other facilities not a part of the retail activities of the shopping center, such as those which are needed to be used as a hotel, for office space, as an amusement or entertainment facility (even if any of the foregoing facilities have incidental retail uses) single tenant retail facilities or other facilities used for retail purposes which the Partnership has determined not to pursue at such time.

     3. No Modifications. Except as herein provided the Partnership Agreement shall remain in full force and effect without amendment or modification.

     4. Counterparts. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

     5. Governing Law. This Agreement shall be govern by the laws of the State of Delaware, without regard to the principles of conflicts of law. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

     6. Other Instruments. The partners hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out this Agreement.

     7. Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     8. Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall included the singular.

     9. Prior Agreements Superseded. This Agreement supersedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect to thereto.

     10. No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of the General Partner and Limited Partners and shall not inure to the benefit of any other Person.


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


     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the General Partner and Limited Partners.

                                    GENERAL PARTNER:

                                    Glimcher Properties Corporation


                                    By: /s/ Michael P. Glimcher
                                        ---------------------------
                                        Michael P. Glimcher President



                                    LIMITED PARTNERS:

                                    (SEE COUNTERPART EXECUTION PAGES)


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

                          COUNTERPART EXECUTION PAGE OF
                      LIMITED PARTNER TO AMENDMENT NO. 6 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT



     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of Amendment No. 6 to Glimcher Properties Limited Partnership Agreement dated as of November 30, 1993, and agrees to be bound thereby.


                                              /s/ Herbert Glimcher
                                              -----------------------------
                                              Herbert Glimcher

                          COUNTERPART EXECUTION PAGE OF
                      LIMITED PARTNER TO AMENDMENT NO. 6 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of Amendment No. 6 to Glimcher Properties Limited Partnership Agreement dated as of November 30, 1993, and agrees to be bound thereby.


                                          /s/ Michael P. Glimcher
                                          ---------------------------
                                          Michael P. Glimcher

                          COUNTERPART EXECUTION PAGE OF
                      LIMITED PARTNER TO AMENDMENT NO. 6 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of Amendment No. 6 to Glimcher Properties Limited Partnership Agreement dated as of November 30, 1993, and agrees to be bound thereby.


                                          /s/ Diane Glimcher
                                          -------------------------
                                          Diane Glimcher

                          COUNTERPART EXECUTION PAGE OF
                      LIMITED PARTNER TO AMENDMENT NO. 6 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of Amendment No. 6 to Glimcher Properties Limited Partnership Agreement dated as of November 30, 1993, and agrees to be bound thereby.


                                          /s/ Robert Glimcher
                                          ----------------------------
                                          Robert Glimcher



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